UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 8, 2009

LIQUIDMETAL TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-31332 (Commission File Number)	33-0264467 (I.R.S. Employer Identification No.)

30452 Esperanza

Rancho Santa Margarita, CA 92688

 (Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (949) 635-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LIQUIDMETAL TECHNOLOGIES, INC.

FORM 8-K

Item 8.01.  Other Events.

On July 8, 2009, Liquidmetal Technologies, Inc. (the “Company”) announced that the 2009 Annual Meeting of Stockholders, which was originally scheduled for Tuesday, July 14, 2009, has been postponed and rescheduled for Friday, July 31, 2009, at 9:00 a.m., local time.  The Annual Meeting, as rescheduled, will be held at the Courtyard Marriott, 27492 Portola Parkway, Foothill Ranch, California.  The Annual Meeting is being postponed and rescheduled because proxy materials were not timely mailed to certain stockholders of the company.

The close of business on June 5, 2009, will remain as the record date for the determination of the stockholders entitled to receive notice and to vote at the Annual Meeting or any adjournments or postponements thereof.  In addition, no change has been made to the proposals to be considered and acted upon at the Annual Meeting; these proposals are included in the definitive Proxy Statement filed with the Securities and Exchange Commission on June 11, 2009.  Stockholders who were not sent proxy materials for the Annual Meeting as of the date of this announcement will receive the proxy materials with a notice of the postponed and rescheduled Annual Meeting.  Stockholders who were sent proxy materials for the meeting prior to the date of this announcement will not receive an additional copy of the proxy materials.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

LIQUIDMETAL TECHNOLOGIES, INC.

	By:	/s/ Tony Chung
Tony Chung
Chief Financial Officer

Date: July 8, 2009